Exhibit 99.1

For more information contact:
Susan Caudle
Veritex Community Bank
scaudle@veritexbank.com
972-349-6132

For Immediate Release

Veritex Holdings, Inc. to Merge with Sovereign Bancshares, Inc.

DALLAS, Texas, December 14, 2016 -- Veritex Holdings, Inc. (NASDAQ: VBTX) (“Veritex”), the parent holding company for Veritex Community Bank, today announced that it has entered into a definitive agreement to merge with Dallas-based Sovereign Bancshares, Inc. and its wholly-owned subsidiary Sovereign Bank.

Sovereign Bancshares, through Sovereign Bank, operates ten full service banking locations in Texas. As of September 30, 2016, Sovereign Bancshares, on a consolidated basis, reported total assets of $1.1 billion, total deposits of $858.6 million, and total equity capital of $118.4 million. As of September 30, 2016, the combined company would have combined assets of $2.4 billion, combined loans of $1.8 billion and combined deposits of $1.9 billion.

Veritex Holdings Chairman and Chief Executive Officer C. Malcolm Holland stated, “The merger with Sovereign Bank is a transformative event in the growth of Veritex Community Bank. Upon completion of the transaction, Veritex Community Bank will be one of the ten largest banks headquartered in Dallas-Fort Worth.”

Thomas J. Mastor, the Chief Executive Officer of Sovereign Bancshares, said, “We are excited to combine with an organization that shares our dedication to customer service and quality community banking and, when combined, we will complement each other tremendously. We believe our team’s experience and expertise will meaningfully contribute to serving the shareholders, customers, employees and communities of both institutions.”

“This merger will double our asset size as well as our number of locations. It significantly expands our presence in the Dallas metropolitan area and marks our entry into the Austin, Fort Worth and Houston communities,” Holland continued. “We are not just getting bigger, we’re getting better. Sovereign Bank is a great bank; they have a quality management team as well as talented and dedicated employees. Most importantly they, like Veritex, are community focused. We look forward to Sovereign’s clients, shareholders, and employees becoming part of the Veritex family.”

Under the terms of the merger agreement, Veritex will issue 5,117,647 shares of its common stock and pay approximately $58.0 million in cash to existing shareholders of Sovereign Bancshares, subject to certain conditions and potential adjustments as described in the merger agreement. In connection with the transaction, two representatives of Sovereign Bancshares’ board of directors will join the Veritex board of directors. The merger agreement contains customary representations and warranties and covenants by Veritex and Sovereign Bancshares. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the merger agreement by the shareholders of Sovereign Bancshares and the issuance of shares by the shareholders of Veritex Holdings.  The transaction is expected to close during the second quarter of 2017.

Veritex was advised in this transaction by Stephens Inc., as financial advisor, and Norton Rose Fulbright US LP as legal counsel. Sovereign Bancshares was advised by Sandler + O’Neill Partners, L.P., as financial advisor, and Fenimore, Kay, Harrison & Ford, LLP as legal counsel.

In addition to the information contained within this announcement, an Investor Presentation has been posted on Veritex Community Bank’s website (www.veritexbank.com) containing additional information regarding this transaction.

About Veritex Holdings, Inc.
Headquartered in Dallas, Texas, Veritex Holdings is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas metropolitan area. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com.

About Sovereign Bancshares, Inc.
Founded in 2004, Sovereign Bancshares is a bank holding company that provides financial services including a wide range of depository services, commercial and industrial lending, SBA loans, specialized lending for the energy industry, private banking, real estate lending and treasury management services through its wholly-owned subsidiary Sovereign Bank. Sovereign Bank currently serves its customers through seven branch locations in the Dallas - Fort Worth Metroplex, two Austin branches and one Houston location.

Additional Information for Investors and Shareholders

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of Veritex Holdings and Sovereign Bancshares, Veritex Holdings will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). The registration statement will include a joint proxy statement of Veritex and Sovereign Bancshares, which also will constitute a prospectus of Veritex Holdings, which Veritex Holdings and Sovereign Bancshares will send to their respective shareholders. Investors and shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Veritex Holdings, Sovereign Bancshares and the proposed transaction. These documents will contain important information relating to the proposed transaction. When filed, this document and other documents relating to the merger filed by Veritex Holdings can be obtained free of charge from the SEC’s website at www.sec.gov.

Participants in the Transaction
Veritex Holdings, Sovereign Bancshares and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Veritex Holdings and Sovereign Bancshares in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Veritex Holdings and its directors and officers may be found in the definitive proxy statement of Veritex Holdings relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 7, 2016 and Veritex Holdings annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov or from Veritex Holdings’ at its website, www.veritexbank.com. Documents filed with the SEC by Veritex Holdings will be available free of charge by directing a request by telephone or mail to Veritex, 8214 Westchester Drive, Suite 400, Dallas, TX 75225 Attn: Investor Relations. Veritex Holdings’ telephone number is (972) 349-6200.

No Offer or Solicitation
This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Veritex Holdings’ management with respect to, among other things, future events and Veritex Holdings’ financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Veritex Holdings’ industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Veritex Holdings’ control. Accordingly, Veritex Holdings cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Veritex believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Veritex Holdings’ expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions;  continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Veritex Holdings’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2016 and any updates to those risk factors set forth in Veritex Holdings’ subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex Holdings’ underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex Holdings anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Veritex Holdings to predict those events or how they may affect it. In addition, Veritex cannot assess the impact of each factor on Veritex Holdings’ business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex Holdings or persons acting on Veritex Holdings’ behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Source: Veritex Holdings, Inc.

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